Exhibit 10.1

Execution Version

INCREMENTAL COMMITMENT AGREEMENT

This INCREMENTAL COMMITMENT AGREEMENT, dated as of May 10, 2011 (this “Incremental Agreement”), by and among METROPCS WIRELESS, INC., a Delaware corporation (the “Borrower”), the Guarantors, the financial institutions signatory hereto (the “Incremental Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity and together with its successors in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, the Borrower, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as joint lead arrangers and joint book-running managers, the Administrative Agent and Wells Fargo Bank, N.A. as syndication agent, entered into that certain Amendment and Restatement Agreement, dated as of March 17, 2011 (the “2011 Amendment Agreement”), and agreed to, among other things, amend and restate the Second Amended and Restated Credit Agreement, dated as of July 16, 2010, in its entirety to be in the form of that certain Third Amended and Restated Credit Agreement, dated as of March 17, 2011 (the “2011 Credit Agreement”), which is attached to the 2011 Amendment Agreement;

WHEREAS, subject to the terms and conditions of the 2011 Credit Agreement, and pursuant to Section 2.4 therein, the Borrower has requested that the Incremental Term Lenders make additional term loans to the Borrower in an aggregate principal amount of $1,000,000,000 on terms identical to the Tranche B-3 Term Loans (the “Incremental Term Loans”) by entering into (i) this Incremental Agreement, executed by the Loan Parties, the Incremental Lenders agreeing to provide such Incremental Term Loans and the Administrative Agent and (ii) such other documents as are necessary to effect such Incremental Term Loans; and

WHEREAS, all Incremental Term Loans borrowed hereunder, and subject to the terms and conditions herein, shall be deemed Tranche B-3 Term Loans (such term and each other capitalized term used but not defined herein have the meaning assigned to such terms in the 2011 Credit Agreement) for all purposes of the 2011 Credit Agreement.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Incremental Term Loans. Each Incremental Lender hereby commits to lend to the Borrower the amount of Incremental Term Loans as set forth opposite its name on Schedule I annexed hereto (such amount, the “Incremental Term Loan Commitment” of such Incremental Lender, which for purposes of the 2011 Credit Agreement shall be an Incremental Commitment), on the terms and conditions set forth herein.

SECTION 2. Intentionally Omitted.

SECTION 3. Proposed Borrowing. Pursuant to this Incremental Agreement, the Borrower requests to borrow Incremental Term Loans from the Incremental Lenders as follows (the “Proposed Borrowing”):

(a) The date of the Proposed Borrowing shall be: May 10, 2011. The Incremental Term Loans will be drawn on the Incremental Effective Date and any undrawn Incremental Term Loan Commitments (to be reduced pro rata by any amounts not set forth in clause (b) below) will expire immediately after the Incremental Effective Date;

(b) The amount of the Proposed Borrowing is $1,000,000,000;

(c) The Proposed Borrowing shall bear the same Applicable Margin and maturity date as the Tranche B-3 Term Loans, pursuant to the 2011 Credit Agreement;

(d) The Incremental Term Loans that are Eurodollar Loans (as defined in the 2011 Credit Agreement), to the extent that such Incremental Term Loans are used to prepay Tranche B-1 Term Loans (as defined in the 2011 Credit Agreement), will have initial Interest Periods (as defined in the 2011 Credit Agreement) ending on the same dates as the Interest Periods applicable to the prepaid Tranche B-1 Term Loans at the time immediately prior to the Incremental Effective Date. The Incremental Term Loans shall be repaid in consecutive equal quarterly installments of $2,500,000.00 on the last day of each fiscal quarter commencing on June 30, 2011, with the remainder due on the Tranche B-3 Term Loan Maturity Date and each such installment being subject to any reduction pursuant to Section 4.2(c) of the Credit Agreement; and

(e) The proceeds of the Incremental Term Loans will be used to prepay in full, and in cash, all outstanding Tranche B-1 Term Loans outstanding on the Incremental Effective Date and any remaining proceeds will thereafter be used for the general corporate purposes of the Borrower. Execution of this Incremental Agreement by the Borrower shall serve as notice of the full prepayment of the Tranche B-1 Term Loans on the Incremental Effective Date.

SECTION 4. Payments and Prepayments. The Borrower shall make principal payments on the Incremental Term Loans in installments in accordance with Section 2.3 of the 2011 Credit Agreement, with any remainder (including any accrued and unpaid interest) payable on the Tranche B-3 Term Loan Maturity Date. Scheduled installments of principal of the Incremental Term Loans shall be reduced pro rata in connection with any voluntary or mandatory prepayments of the Tranche B-3 Term Loans in accordance with Sections 4.1 and 4.2 of the 2011 Credit Agreement, respectively.

SECTION 5. Pro Rata Adjustment of Borrowings; Funding of the Proposed Borrowing. The Administrative Agent shall take any and all actions as may be reasonably necessary to ensure that, upon the consummation of the borrowing of the Incremental Term Loans hereunder, all such Incremental Term Loans are included in each Borrowing of outstanding Tranche B-3 Term Loans on a pro rata basis. The Borrower shall give the Administrative Agent notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, one Business Day prior to the anticipated Incremental Effective Date) requesting that the Incremental Lenders make the Proposed Borrowing on the Incremental Effective Date. Upon receipt of such notice the Administrative Agent shall promptly notify each Incremental Lender thereof. Not later than 10:00 A.M., New York City time on the Incremental Effective Date, each Incremental Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Incremental Term Loan Commitment of such Incremental Lender. Subject to the terms of Section 7 of this Incremental Agreement, the Administrative Agent shall promptly make available to the Borrower on the Incremental Effective Date, by wire transfer of immediately available funds to a bank account designated in writing by the Borrower, the aggregate of the amounts made available to the Administrative Agent by the Incremental Lenders, in immediately available funds.

SECTION 6. Incremental Lenders. Each Incremental Lender that is not a party to the 2011 Credit Agreement acknowledges and agrees that upon its execution of this Incremental Agreement, the making of the Incremental Term Loans and the occurrence of the Incremental Effective Date, that such Incremental Lender shall become a party to the 2011 Credit Agreement, shall become a “Lender” under, and for all purposes of, the 2011 Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of, and shall have all rights of, a Lender thereunder.

SECTION 7. Conditions to Lending and Effectiveness of Incremental Agreement. The effectiveness of this Incremental Agreement and the obligations of each Incremental Lender to make a Tranche B-3 Term Loan in the amount of its Incremental Term Loan Commitment pursuant to this Incremental Agreement are subject to the satisfaction of the following conditions (or, other than with respect to the conditions to effectiveness that are required under the terms of the 2011 Credit Agreement prior to the effectiveness of this Incremental Agreement, waived by the Administrative Agent) (the date on which such conditions are satisfied or waived, the “Incremental Effective Date”):

(a) This Incremental Agreement shall have been duly executed and delivered by the Loan Parties, such Incremental Lender and the Administrative Agent, and a reaffirmation agreement substantially in the form of Exhibit A hereto (the “Reaffirmation Agreement”) shall have been duly executed and delivered by each Guarantor;

(b) At the time of, and immediately after, the making of the Incremental Term Loans, no Default or Event of Default shall have occurred and be continuing, and the Administrative Agent shall have received a certificate executed by an Authorized Officer of the Borrower to that effect;

(c) The representations and warranties of the Borrower and each other Loan Party contained in Section 5 of the 2011 Credit Agreement or any other Loan Document are true and correct in all material respects; provided, that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates, and the Administrative Agent shall have received a certificate executed by an Authorized Officer of the Borrower to that effect;

(d) The Administrative Agent shall have received a certificate duly executed by the chief financial officer of the Borrower, certifying that at the time of and immediately after giving effect to the Incremental Term Loans, pursuant to Section 2.4 of the 2011 Credit Agreement, the Consolidated Senior Secured Leverage Ratio for the Borrower’s most recently ended four full Fiscal Quarters for which internal financial statements are available immediately preceding the date hereof shall be less than or equal to 3.0 to 1.0;

(e) The Administrative Agent shall have received a favorable written legal opinion of Baker Botts LLP, counsel to the Loan Parties, dated as of the Incremental Effective Date, together with board resolutions and other closing certificates and documentation reasonably requested by the Administrative Agent relating to this Incremental Agreement, all in form and substance reasonably acceptable to the Administrative Agent; and

(f) The Administrative Agent shall have received from the Borrower payment in immediately available funds of all costs, expenses, accrued and unpaid fees and other amounts then due and owing to it pursuant to the Loan Documents (including fees and expenses of counsel) as of the Incremental Effective Date.

SECTION 8. Effect of Incremental Agreement.

(a) Except as expressly set forth herein or in the 2011 Credit Agreement, this Incremental Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the 2011 Credit Agreement or any other Loan Document. Nothing herein shall be deemed to entitle the Borrower or any other person to a future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the 2011 Credit Agreement or any other Loan Document in similar or different circumstances. Except as otherwise agreed herein, the Loan Documents (including any exhibits, schedules and annexes thereto) shall remain in full force and effect and are hereby ratified and confirmed.

(b) Each Guarantor listed on the signature pages hereto hereby acknowledges and agrees that any of the guaranty and Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable against it and shall not be impaired or limited by the execution or effectiveness of this Incremental Agreement, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and shall execute and deliver to the Administrative Agent a Reaffirmation Agreement.

(c) This Incremental Agreement shall constitute an Incremental Commitment Agreement and a Loan Document for all purposes of the 2011 Credit Agreement and shall be administered and construed pursuant to the terms of the 2011 Credit Agreement.

SECTION 9. Non-Reliance on Agents. Each Incremental Lender (i) confirms that it has received a copy of the 2011 Credit Agreement, this Incremental Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate, reasonable, desirable, convenient or necessary to make its own credit analysis and decision to enter into this Incremental Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the 2011 Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Syndication Agent to take such action as agent on its behalf and to exercise such powers under the 2011 Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and Syndication Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the 2011 Credit Agreement are required to be performed by it as a Lender.

SECTION 10. Eligible Assignee. By its execution of this Incremental Agreement, each Incremental Lender represents and warrants that it is eligible to hold Commitments and Loans pursuant to the 2011 Credit Agreement.

SECTION 11. Notice. For purposes of the 2011 Credit Agreement, the initial notice address of each Incremental Lender shall be as set forth below its signature below.

SECTION 12. Recordation of the New Loans. Upon execution and delivery hereof, the Administrative Agent will record the Incremental Term Loans made by the Incremental Lenders in the Register.

SECTION 13. Amendment, Modification and Waiver. This Incremental Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by duly authorized representatives of each of the parties hereto or as otherwise provided in the 2011 Credit Agreement.

SECTION 14. Entire Agreement. This Incremental Agreement, the 2011 Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior and contemporaneous agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

SECTION 15. GOVERNING LAW. THIS INCREMENTAL AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 16. Severability. Any term or provision of this Incremental Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Incremental Agreement or affecting the validity or enforceability of any of the terms or provisions of this Incremental Agreement in any other jurisdiction. If any provision of this Incremental Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

SECTION 17. Counterparts. This Incremental Agreement may be executed in two or more counterparts, each of which when executed and delivered shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Incremental Agreement by facsimile or other electronic transmission (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Incremental Agreement.

SECTION 18. Headings. The headings of this Incremental Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Incremental Agreement as of the day and year first above written.

METROPCS WIRELESS, INC.

By:	/s/ J. Braxton Carter
Name: J. Braxton Carter
Title: Executive VP and CFO

METROPCS COMMUNICATIONS, INC.
METROPCS, INC.
METROPCS GEORGIA, LLC
METROPCS CALIFORNIA, LLC
METROPCS MICHIGAN, INC.
METROPCS TEXAS, LLC
METROPCS FLORIDA, LLC
METROPCS AWS, LLC
METROPCS 700 MHZ, LLC
METROPCS MASSACHUSETTS, LLC
METROPCS NEVADA, LLC
METROPCS NEW YORK, LLC
METROPCS PENNSYLVANIA, LLC
METROPCS NETWORKS, LLC
METROPCS NETWORKS CALIFORNIA, LLC
METROPCS NETWORKS FLORIDA, LLC

By:	/s/ J. Braxton Carter
Name: J. Braxton Carter
Title: Executive VP and CFO

JPMORGAN CHASE BANK, N.A., as Incremental Lender

By:	/s/ Christophe Vohmann
Name: Christophe Vohmann
Title: Executive Director

Notice Address:

Attention:
Telephone:
Facsimile:

Consented to by:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Christophe Vohmann
Name: Christophe Vohmann
Title: Executive Director

SCHEDULE I

TO INCREMENTAL COMMITMENT AGREEMENT

Name of Incremental Lender		Amount
JPMorgan Chase Bank, N.A.			$1,000,000,000.00

		$

	Total:		$1,000,000,000.00

Exhibit A

Reaffirmation Agreement

See attached.

Exhibit A

REAFFIRMATION AGREEMENT dated as of May 10, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), among MetroPCS Communications, Inc., a Delaware corporation (“Superholdings”), MetroPCS, Inc., a Delaware corporation (“Holdings”), MetroPCS Wireless, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors identified on the signature pages hereto (Superholdings, Holdings, the Borrower and the Subsidiary Guarantors, collectively, the “Reaffirming Parties”) and JPMorgan Chase Bank, N.A., as Administrative Agent (as defined below).

WHEREAS, the Borrower, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), J.P. Morgan Securities LLC and Wells Fargo Securities, LLC as joint lead arrangers and joint book-running managers, JPMorgan Chase Bank, N.A. as administrative agent, and Wells Fargo Bank, N.A. as syndication agent, entered into that certain Amendment and Restatement Agreement as of March 17, 2011 (the “2011 Amendment Agreement”), and agreed to, among other things, amend and restate the Second Amended and Restated Credit Agreement, dated as of July 16, 2010 (the “2010 Credit Agreement”), in its entirety to be in the form of that certain Third Amended and Restated Credit Agreement, dated as of March 17, 2011 (the “2011 Credit Agreement”), which is attached to the 2011 Amendment Agreement;

WHEREAS, the Borrower, the Guarantors, the Incremental Lenders and JPMorgan Chase Bank, N.A. as administrative agent (in such capacity, the “Administrative Agent”), have entered into that certain Incremental Commitment Agreement on the date hereof (the “Incremental Agreement”), whereby the Borrower has requested to borrow Incremental Term Loans from the Incremental Lenders, deemed to be Tranche B-3 Term Loans for all purposes thereunder pursuant to the terms of the 2011 Credit Agreement and the Incremental Agreement;

WHEREAS, on or prior to the date hereof, the Incremental Agreement has been duly executed and delivered by the Loan Parties, the Incremental Lenders and the Administrative Agent;

WHEREAS, each of the Reaffirming Parties is party to one or more of the Loan Documents (such term and each other capitalized term used but not defined herein having the meaning assigned to such terms in the 2011 Credit Agreement);

WHEREAS, each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Incremental Term Loans to be made pursuant to the Incremental Agreement; and

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the effectiveness of the Incremental Agreement and the consummation of the transactions contemplated thereby;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Reaffirmation

SECTION 1.01. Reaffirmation. Each of the Reaffirming Parties hereby consents to the Incremental Agreement and the transactions contemplated thereby and hereby confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party (including the Guarantee and Collateral Agreement, as amended by the 2011 Amendment Agreement), and agrees that, notwithstanding the effectiveness of the Incremental Agreement, such guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and, upon the consummation of the transactions contemplated by the Incremental Agreement, shall also secure all Obligations of each of the Reaffirming Parties under the 2011 Credit Agreement, as amended, reaffirmed and increased pursuant to the Incremental Agreement. Each of the Reaffirming Parties acknowledges that (i) the Incremental Lenders providing Tranche B-3 Term Loans pursuant to the Incremental Agreement are “Lenders” and “Secured Parties” for all purposes under the Loan Documents, (ii) the Tranche B-3 Term Loans being provided to the Borrower pursuant to the Incremental Agreement are “Loans” and “Incremental Term Loans” and constitute part of the “Obligations” for all purposes under the Loan Documents and (iii) the Obligations under the 2011 Credit Agreement, as affected by the Incremental Agreement, are “Guarantor Obligations” and “Borrower Obligations,” as applicable, under the Guarantee and Collateral Agreement.

ARTICLE II

Miscellaneous

SECTION 2.01. Notices. All notices hereunder shall be given in accordance with Section 11.2 of the 2011 Credit Agreement; provided, however, that for these purposes, the address of each Reaffirming Party to which notices are to be sent under this Agreement shall be the one specified for the Borrower under the 2011 Credit Agreement.

SECTION 2.02. Loan Document. This Agreement is a Loan Document executed pursuant to the Incremental Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 2.03. Effectiveness; Counterparts. This Agreement shall become effective on the date when (i) copies hereof which, when taken together, bear the signatures of each of the Reaffirming Parties set forth on the signature pages hereto and the Administrative Agent shall have been received by the Administrative Agent (or its counsel) and (ii) the Incremental Agreement has become effective in accordance with its terms. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by duly authorized representatives of each of the parties hereto. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission (including by pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

2

SECTION 2.04. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the 2011 Credit Agreement, as affected by the Incremental Agreement, or discharge or release the priority of any Loan Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the 2011 Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified by instruments executed concurrently herewith. Nothing in this Agreement shall be construed as a release or other discharge of the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities under the 2011 Credit Agreement or the other Loan Documents.

SECTION 2.05. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 2.06. No Amendments. No amendments to any Loan Document are intended by this Agreement.

[Signature Pages follow]

3

IN WITNESS WHEREOF, each Reaffirming Party and the Administrative Agent, for the benefit of the Secured Parties, have caused this Agreement to be duly executed by their respective duly authorized officers as of the day and year first above written.

METROPCS COMMUNICATIONS, INC.
METROPCS, INC.
METROPCS WIRELESS, INC.
METROPCS GEORGIA, LLC
METROPCS CALIFORNIA, LLC
METROPCS MICHIGAN, INC.
METROPCS 700 MHZ, LLC
METROPCS TEXAS, LLC
METROPCS FLORIDA, LLC
METROPCS AWS, LLC
METROPCS MASSACHUSETTS, LLC
METROPCS NEVADA, LLC
METROPCS NEW YORK, LLC
METROPCS PENNSYLVANIA, LLC
METROPCS NETWORKS, LLC
METROPCS NETWORKS CALIFORNIA, LLC
METROPCS NETWORKS FLORIDA, LLC

By:
Name:	Roger D. Linquist
Title:	President and Chief Executive Officer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
Name:
Title: